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      EXHIBIT 10. HOTELBANK, INC. 1999 OMNIBUS STOCK INCENTIVE PLAN, WITH
                       RESTRICTED STOCK AWARD AGREEMENT.

                                 hotelBANK, Inc.
                        1999 OMNIBUS STOCK INCENTIVE PLAN

1.      Establishment, Purpose and Types of Awards

        hotelBANK, Inc., a Delaware corporation (the "Company"), hereby establishes the hotelBANK, Inc. 1999 OMNIBUS STOCK INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and
(ii) enabling the Company to attract, retain and reward the best-available persons.

        The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2.      DEFINITIONS

        Under this Plan, except where the context otherwise indicates, the following definitions apply:

        (a) "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

        (b) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award.

        (c)     "Board" shall mean the Board of Directors of the Company.

        (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

        (e) "Common Stock" shall mean shares of common stock of the Company, par value of one tenth of one cent ($00.001) per share.

        (f) "Fair Market Value" shall mean, with respect to a share of the Company's Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, "Fair Market Value" shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator's discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the Nasdaq Small Cap Market;
(iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator's discretion; or (iv) if the Common Stock is not quoted by any



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of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term "relevant date" as used in this Section 2(f) shall mean either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator's discretion.

        (g) "Grant Agreement" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

3.      ADMINISTRATION

        (a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

        (b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

        The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

        The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

        Notwithstanding anything to the contrary herein, in the event that 40% or more of the capital stock of the Company is owned directly or indirectly by MICROS Systems, Inc. ("MICROS"), a Maryland corporation, the Administrator shall not grant Awards under the Plan, or prescribe Grant Agreements



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evidencing such Awards, to individuals who are at the time of grant executive employees of MICROS, unless the Compensation Committee of MICROS has recommended the grant and terms of such Awards.

        (c) Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

        (d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

        (e) Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

        (f) Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, or director of the Company, and their respective successors in interest.

4.      SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS

        Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan in each calendar year during any part of which the Plan is in effect shall not exceed two percent (2%) of the total shares of Common Stock outstanding on the first day of such year, plus the number of shares available for Awards in the previous calendar year that were not awarded under the Plan; provided, however, that no more than an aggregate of 1,000,000 shares of Common Stock may be issued pursuant to incentive stock options intended to qualify under Code section 422. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5.      PARTICIPATION

        Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to



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individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate provided that such Awards shall not become vested prior to the date the individual first performs such services.

6.      AWARDS

        The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

        (a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing "parent corporation" or "subsidiary corporation," as defined in Code sections 424(e) and (f), respectively, of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

        (b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

        (c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.



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        (d)     Phantom Stock. The Administrator may from time to time grant
Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

        (e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

        (f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7.      MISCELLANEOUS

        (a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

        (b) Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

        (c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise



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determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

        (d)     Adjustments; Business Combinations.

                (i) Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock of the Company, (A) the maximum number of shares reserved for issuance or with respect to which Awards may be granted under the Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

                (ii) In the event of any other changes affecting the Company, the capitalization of the Company or the Common Stock of the Company by reason of any spin-off, split-up, dividend, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator, in its discretion and without the consent of holders of Awards, shall make: (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan, and to the number, kind and price of shares covered by outstanding Awards; and (B) any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Company or of any other entity, or in any other matters which relate to Awards as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

                (iii) Notwithstanding anything in the Plan to the contrary and without the consent of holders of Awards, the Administrator, in its sole discretion, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards in whole or in part regardless of the vested status of the Award, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

                (iv) The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan and outstanding Awards.



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        (e)     Substitution of Awards in Mergers and Acquisitions. Awards may
be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

        (f) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

        (g) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

        (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

        (i) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles.

        (j) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

        (k) Stock Restriction Agreement and Voting Trust. Provided the Company has not sold any of its common stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), as a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee's successor or permitted transferee, as the case may be, to become a party to a Stock Restriction Agreement of the Company and/or a Voting Trust Agreement in such form(s) as the Administrator may determine from time to time. Such agreements may require, among other things, that a grantee, as a condition to



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exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal or state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state securities laws.

        (l) Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

Date Approved by the Board:         December 17, 1999

Date Approved by the Stockholders:  December 17, 1999



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                                   APPENDIX A
                       PROVISIONS FOR CALIFORNIA RESIDENTS

        With respect only to California residents, the following sections shall be substituted for the sections set forth in the Plan:

1.      ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

        hotelBANK, a Delaware corporation (the "Company"), hereby establishes the hotelBANK 1999 STOCK INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons. The Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended.

        The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), restricted or unrestricted stock awards or any combination of the foregoing.

6.      AWARDS

        The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

        (a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

                (i) Exercise Price. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value on the date of grant; provided, however, that the exercise price of any incentive stock option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company (a "Ten Percent Stockholder") must not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The exercise price of a nonqualified stock option granted to anyone other than a Ten Percent Stockholder must not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant, and the exercise price of a nonqualified stock option granted to a Ten Percent Stockholder must not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

                (ii) Exercise Period. No option will be exercisable after the expiration of ten (10) years from the date the option is granted. Subject to earlier termination of the option as provided herein, each optionee who is not an officer, director or consultant of the Company or of a Parent or



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Subsidiary of the Company shall have the right to exercise an option granted hereunder at the rate of no less than twenty percent (20%) per year over five
(5) years from the date such option is granted.

        (b) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts and on such terms and conditions as it shall determine. The purchase price of shares sold pursuant to a restricted or unrestricted stock Award shall be at least eighty-five percent (85%) of the Fair Market Value on the date of grant or at the time the purchase is consummated; provided, however, that the purchase price of shares sold to a Ten Percent Stockholder must be at least one hundred percent (100%) of the Fair Market Value on the date of grant or at the time the purchase is consummated.

7.      MISCELLANEOUS

        (a)     [Same as Plan]

        (b)     [Same as Plan]

        (c) Transferability. No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. An Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

        (d)     [Same as Plan]

        (e)     [Same as Plan]

        (f)     [Same as Plan]

        (g)     [Same as Plan]

        (h)     [Same as Plan]

        (i) Compliance with Securities Laws; Listing and Registration. This Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Administrator, be reformed to comply with the requirements of Section 25102(o). If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

        The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal or state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state securities laws.

        (j)     [Same as Plan]

        (k)     [Same as Plan]

        (l)     [Same as Plan]

        (m) Financial Statements. The Company will provide financial statements to each Award recipient annually during the period such individual has Awards outstanding, or as otherwise required under Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Award recipients when issuance is limited to key employees whose services in connection with the Company assure them access to equivalent information.

        (n) Voting Rights. The Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

8.      TERMINATION OF EMPLOYMENT OR SERVICE.

        (a) Exercise Period Following Cessation of Employment or Service, In General. If an optionee's employment or other service relationship with the Company is terminated voluntarily by the optionee for any reason (excluding death, total and permanent disability (as defined in Section 8(b) below), or retirement after attaining age 62), (i) the optionee's stock options granted hereunder shall terminate immediately upon such cessation of relationship to the extent of any unvested shares and (ii) the optionee's stock options granted hereunder shall be exercisable during the 30-day period, or such longer period as may be specified in the relevant grant agreement, following such cessation of relationship with respect to any vested shares, but in no event after the expiration date. Unless sooner terminated, stock options granted hereunder shall terminate upon the expiration of such 30-day or longer-specified period, as applicable.

        If the optionee's employment or other service relationship with the Company is terminated involuntarily by the Company for any reason other than death, total and permanent disability (as defined in Section 8(b) below), retirement on or after attainment of age 62, or discharge for "Cause" (as defined in Section 8(d) below), (i) the optionee's stock options granted hereunder shall terminate immediately upon such cessation of relationship to the extent of any unvested shares and (ii) the optionee's stock options granted hereunder shall be exercisable during the 90-day period, or such longer period as may be specified in the relevant grant agreement, following such cessation of relationship with respect to any vested shares, but in no event after the expiration date. Unless sooner terminated, stock options granted hereunder shall terminate upon the expiration of such 90-day or longer-specified period, as applicable.

        (b)     Disability of Optionee. Notwithstanding the provisions of
Section 8(a) above, if the optionee ceases his employment or other service relationship with the Company as a result of his or her total and permanent disability, all of the optionee's stock options granted hereunder shall be vested and exercisable during the 180-day period, or such longer period as may be specified in the relevant grant agreement, following such cessation, but in no event after the expiration date. Unless sooner terminated, stock options granted hereunder shall terminate upon the expiration of such 180-day or longer-specified period, as applicable.

        For purposes of this Plan, "total and permanent disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of total and permanent disability as the Administrator in its sole discretion deems appropriate and the Administrator's good faith determination as to whether the optionee is totally and permanently disabled shall be final and binding on all parties concerned.

        (c) Death of Optionee. If the optionee dies prior to the expiration date or other termination of a stock option granted hereunder, all of the optionee's stock options granted hereunder shall be exercisable during the one-year period following the death of the optionee, but in no event after the expiration date, by the optionee's executor, personal representative, or the person(s) to whom the option is transferred by will or the laws of descent and distribution. Unless sooner terminated, the optionee's stock options granted hereunder shall terminate upon the expiration of such one-year period.

        (d) Retirement of Optionee If the optionee retires on or after attainment of age 62 prior to the expiration date or other termination of a stock option granted hereunder, all of the optionee's then remaining stock options granted hereunder shall be exercisable during the remaining term of the option, as specified in the relevant option agreement.

        (e) Cause. Notwithstanding anything to the contrary herein, an optionee's stock options granted hereunder shall terminate in their entirety, regardless of whether such options are vested in whole or in part, immediately upon the optionee's discharge of employment or other service relationship by the Company for Cause. For purposes of this Agreement, if the optionee is a party to a written employment agreement or other service agreement with the Company which contains a definition of "cause", "termination for cause" or any other similar term or phrase, whether the optionee is terminated for Cause pursuant to this
Section 8 shall be determined according to the terms of and in a manner consistent with the provisions of such written agreement. If the optionee is not party to such a written employment agreement or other service agreement with the Company, then for purposes of this Section 8, "Cause" shall mean (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude;
(ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the optionee's duties or willful failure to perform his responsibilities in the best interests of the Company; (v) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the optionee for the benefit of the Company. The good faith determination by the Administrator of whether the optionee's employment or other service relationship was terminated by the Company for Cause shall be final and binding for all purposes hereunder.

9.      COMPANY'S REPURCHASE OPTION.

        At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Grant Agreement or Stock Restriction Agreement a right to repurchase shares held by an Award recipient following such Award recipient's termination at any time within ninety (90) days after such Award recipient's termination date (or in the case of securities issued upon exercise of an option after the termination date, within ninety (90) days after the date of such exercise) for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to vested shares, the Fair Market Value of such shares on the Award recipient's termination date, provided, that such right to repurchase vested shares terminates when the Company's securities become publicly traded; or (B) with respect to unvested shares, the Award recipient's exercise price, provided, that to the extent the Award recipient is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company such right to repurchase unvested shares at the exercise price lapses at the rate of at least twenty percent (20%) per year over five (5) years from the date of grant of the option.

                        RESTRICTED STOCK AWARD AGREEMENT

                              Made Pursuant To The

                                 HOTELBANK, INC.
                        1999 OMNIBUS STOCK INCENTIVE PLAN


        THIS AGREEMENT, made effective as of December 20, 1999, by and between hotelBANK, Inc., a Delaware corporation ("Company"), a wholly owned subsidiary of MICROS Systems, Inc. ("MICROS") and ______________________________ (the
"Award Recipient"):

        WHEREAS, the Company maintains the hotelBANK, Inc. 1999 Omnibus Stock Incentive Plan (the "Omnibus Stock Plan") under which the Company's Compensation Committee of the Board of Directors ("Committee") may, among other things, award shares of the Company's Common Stock of $0.01 par value ("Common Stock") to such members of the Company's management team as the Committee may determine, subject to terms, conditions, or restrictions as the Committee may deem appropriate; and

        WHEREAS, the Committee may award shares of the Company's Common Stock to such members of MICROS' management team, as the Committee may determine, based upon the recommendations of the compensation committee of the MICROS board of directors, subject to terms, conditions, or restrictions as the Committee may deem appropriate; and

        WHEREAS, pursuant to the Omnibus Stock Plan, the Committee has awarded to the Award Recipient a restricted stock award subject to this Agreement setting forth all the terms and conditions applicable to such award in accordance with Articles 4 and 7 of the Omnibus Stock Plan; and

        WHEREAS, the Award Recipient desires to accept said award in accordance with the terms and provisions of the Omnibus Stock Plan and this Agreement.

        NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the Company and Award Recipient agree as follows:

1.      AWARD AND SALE OF RESTRICTED SHARES:

        Under the terms of the Omnibus Stock Plan, the Committee has awarded and sold to the Award Recipient, and has caused same to be recorded on the books of the Company, a restricted stock award on December 20, 1999 ("Award Date"), of 5,000 shares of Common Stock ("Award Shares"), for US$45,000.00. The award is subject to the terms, conditions, and restrictions set forth in this Agreement. The fair market value of the Award Shares on such date is $45,000.00, or $9.00 per share, as determined pursuant to the terms of the Omnibus Stock Plan.

2.      AWARD RESTRICTIONS:

        The Award Shares shall be nontransferable and subject to forfeiture until such shares vest. The Award Shares granted hereunder shall vest 100% upon the earliest of: (i) the latter of the date that the Company has a market capitalization in excess of $25,000,000, as determined by either an independent valuation company, or the capitalization established by an independent third party investor, or the first year anniversary of the Award

Date; or (ii) the latter of the date that some or all of the Company Common Stock is acquired with consideration (whether acquirer stock, cash or a combination thereof) with a value of no less than $25,000,000, or the first year anniversary of the Award Date; or (iii) the latter of a public offering of capital stock of the Company (or the capital stock of an entity that has been exchanged for Company stock) that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, or the first year anniversary of the Award Date; or (iv) the third (3rd) year anniversary of the Award Date. Notwithstanding anything to the contrary herein, the Award Shares shall immediately vest 100% upon the occurrence of a Change in Control. For purposes of this Agreement, the term "Change in Control" shall mean: (i) the sale of all or substantially all of the assets of the Company or MICROS; (ii) the sale of more than 40% of the outstanding capital stock of the Company or MICROS; (iii) the dissolution or liquidation of the Company or MICROS; or (iv) any merger, share exchange, consolidation or other reorganization or business combination of the Company or MICROS if immediately after such transaction either (A) persons who were directors of the Company or MICROS immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (B) persons who hold 40% or more of the voting capital stock of the surviving entity are not persons who held 40% or more of the voting capital stock of the Company or MICROS immediately prior to such transaction.

        Upon the vesting of Award Shares by virtue of the lapse of the restriction period set forth above or under Paragraph 4 of this Agreement, the Company shall deliver to the Award Recipient (or his estate, as may be applicable) a stock certificate covering the requisite number of vested shares registered on the Company's books in the name of the Award Recipient within 30 days after vesting. Upon receipt of such stock certificate, the Award Recipient is free to hold or dispose of such certificate at will, subject to any applicable securities laws or regulations governing transferability of shares of the Company.

        During the restriction period, the Award Shares are not transferable by the Award Recipient by means of sale, assignment, exchange, pledge, hypothecation, or otherwise (other than by will or the laws of descent and distribution).

3.      STOCK CERTIFICATES:

        The stock certificate(s) evidencing the Award Shares shall be registered on the Company's books in the name of the Award Recipient as of the Award Date. Physical possession or custody of such stock certificate(s) shall be retained by the Company until such time as the shares are vested (i.e., the restriction period lapses). While in its possession, the Company reserves the right to place a legend on the stock certificate(s) restricting the transferability of such certificate(s) and referring to the terms and conditions (including forfeiture) approved by the Committee and applicable to the shares represented by the certificate(s). The Award Recipient shall deliver to the Company a stock power, endorsed in blank, with respect to the Award Shares to be held by the Company during the restriction period.

        During the restriction period, except as otherwise provided in Paragraph 2 of this Agreement, the Award Recipient shall be entitled to all rights of a stockholder of the Company, including the right to vote the shares and receive dividends and/or other distributions declared on such shares.

4.      TERMINATION OF EMPLOYMENT:

        If the Award Recipient terminates employment with the Company or its Affiliates due to death, total and permanent disability, or retirement after attaining age 60 during the restriction period, the Award Shares shall be become fully vested as of such date of termination of employment. If the Award Recipient terminates employment with the Company or its Affiliates for any reason other than death, total and permanent disability, or retirement during the restriction period, any Award Shares that are not vested as of such date of termination of employment shall be forfeited to the Company, and no further vesting shall occur thereafter (subject to acceleration of vesting by the Committee in its sole and absolute discretion). In the event of any forfeiture of the Award Shares to the Company, the consideration paid by the Award Recipient shall be refunded by the Company to the Award Recipient in full. The refund in full to the Award Recipient shall be made by the Company within 15 days of the forfeiture of the Award Shares. The Committee shall have absolute discretion to determine whether an authorized leave of absence or absence on military or government service or otherwise shall constitute a termination of employment for purposes of this Agreement. The Committee shall have absolute discretion to determine whether an Award Recipient's termination of employment is due to total and permanent disability or retirement. The Committee may require the Award Recipient to provide whatever evidence the Committee deems desirable to ascertain whether the Award Recipient is totally and permanently disabled.

5.      WITHHOLDING TAXES:

        The Company or any Affiliate shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Common Stock) due the Award Recipient the amount of any federal, state or local taxes required by law to be withheld as a result of the grant of the restricted stock award or the lapse of the restriction period in whole or in part; provided, however, that the value of the shares of Common Stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Company may require the Award Recipient to make a cash payment to the Company or an Affiliate equal to the amount required to be withheld.

6.      IMPACT ON OTHER BENEFITS:

        The value of the restricted stock award (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

7.      ADMINISTRATION:

        The Committee shall have full authority and discretion (subject only to the express provisions of the Omnibus Stock Plan) to decide all matters relating to the administration, interpretation and implementation of the Omnibus Stock Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Award Recipient, and any and all interested parties.

8.      RIGHT TO CONTINUED EMPLOYMENT:

        Nothing in the Omnibus Stock Plan or this Agreement shall be construed as a contract of employment between the Company (or an Affiliate) and the Award Recipient, or as a contractual right of the Award Recipient to continue in the employ of the Company or an Affiliate, or as a limitation of the right of the Company or an Affiliate to discharge the Award Recipient at any time.

9.      AMENDMENTS:

        This Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Omnibus Stock Plan or in a written document signed by each of the parties hereto.

10.     FORCE AND EFFECT:

        This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Omnibus Stock Plan, which is incorporated herein by reference. Inconsistencies between the Agreement and the Omnibus Stock Plan shall be resolved in accordance with the terms of the Omnibus Stock Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Omnibus Stock Plan shall govern.

11.     PREVAILING LAWS:

        This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland, without regard to the conflict of laws principles thereof.

12.     SUCCESSORS:

        This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Award Recipient has hereunto set his hand and seal, on this 20th day of December, 1999.


                                  hotelBANK, Inc.


                                  By:
                                       --------------------------------------

                                  Title:
                                         ------------------------------------


                                  AR

                                  -------------------------------------

                                   STOCK POWER


FOR VALUE RECEIVED, the undersigned, _______________________, an individual residing at _________________________________________________________, whose social security number is _______________, hereby sells, assigns and transfers unto _____________________________ or its successor _______________ shares of
Common Stock, $0.01 par value per share, of hotelBANK, Inc. (the "Company"), standing in my name of the books of the Company, represented by Certificate No. ____________, which is attached hereto, and hereby irrevocably constitutes and appoints ________________________________ as my attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

WITNESS:



---------------------------            ------------------------------------
                                       Shareholder


Dated:
       ---------------------


Grants Under the Plan:

By resolution dated December 17, 1999, the Committee granted Options to certain employees of the Company, and awarded Award Shares to certain hotelBANK officers and directors. This award included grants of 5,000 Award Shares at $9.00 per share, for a total price of $45,000, to the following three named executive officers: A.L. Giannopoulos, Gary C. Kaufman and Thomas L. Patz. These named executive officers did not receive any Options in hotelBANK.